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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated
January 25, 2000 included in Northeast Utilities' Form 8-K and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 25, 2000